UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number              811-22517

         ASGI Corbin Multi-Strategy Fund, LLC
(Exact name of registrant as specified in charter)

C/O Alternative Strategies Group, Inc.
 401 South Tryon Street
                Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Lloyd Lipsett
Wells Fargo Law Department
J9201-210
200 Berkeley Street
         Boston, MA  02116
 (Name and address of agent for service)

Registrant's telephone number, including area code: (866) 440-7460

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

 ASGI Corbin Multi-Strategy Fund, LLC

Financial Statements for the
Period from January 4, 2011 (Inception Date)
to March 31, 2011 with
Report of Independent Registered Public Accounting Firm

ASGI Corbin Multi-Strategy Fund, LLC

Report of Independent Registered Public Accounting Firm

The Board of Managers and Unitholders
ASGI Corbin Multi-Strategy Fund, LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital of ASGI Corbin Multi-Strategy Fund, LLC (the “Fund”), including the schedule of investments, as of March 31, 2011, and the related statement of operations, the statement of changes in members’ capital, the statement of cash flows, and the financial highlights for the period from January 4, 2011 (Inception Date) to March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the underlying managers and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ASGI Corbin Multi-Strategy Fund, LLC as of March 31, 2011, the results of its operations, the changes members’ capital, the cash flows and the financial highlights for the period from January 4, 2011 (Inception Date) to March 31, 2011, in conformity with U.S. generally accepted accounting principles.

/S/ KPMG LLP
May 31, 2011

ASGI Corbin Multi-Strategy Fund, LLC

Schedule of Investments
As of March 31, 2011

			(in U.S. dollars)
Strategy	Investment	Cost	Fair Value

Investment Funds - 101.8%
Event Driven/Distressed - 41.7%	Anchorage Capital Partners, LP	$1,630,326	$1,674,425
	Anchorage Short Credit Fund, LP	493,035	473,493
	Archer Capital Fund, LP	77,283	76,836
	Archer SPE I, LLC	89,667	89,502
	Brigade Leveraged Capital Structures Fund, LP	1,293,628	1,340,098
	Davidson Kempner Partners	1,210,350	1,253,862
	Drawbridge Special Opportunities Fund, LP	1,648,509	1,723,446
	Garrison Special Opportunities Fund, LP	1,479,489	1,493,871
	Halcyon Structured Opportunities Fund, LP	108,337	129,312
	Jet Capital Concentrated Fund, LP	1,547,383	1,679,768
	Perella Weinberg Partners Asset Based Value Fund, LP	1,792,439	1,821,125
			11,755,738

Global Macro - 17.2%	Brevan Howard Asia Fund, LP	1,477,076	1,506,462
	Brevan Howard, LP	1,211,133	1,233,021
	COMAC Global Macro Fund, LP	1,419,133	1,361,524
	Tyticus Overseas Partners II Ltd.	91,513	91,504
	WCG Partners, LP	691,131	668,343
			4,860,854

Long/Short Equity - 14.3%	Axial Capital Institutional, LP	1,201,144	1,130,226
	Expo Health Sciences Fund, LP	800,000	813,943
	Marble Arch QP Partners, LP	800,000	791,734
	Soundpost Capital, LP	1,157,520	1,039,000
	TPG-Axon Partners, LP	256,786	270,014
			4,044,917

Relative Value - 28.6%	BlueCrest Capital, LP	1,845,386	1,876,923
	CQS ABS Feeder Fund Ltd.	1,148,674	1,184,097
	D. E. Shaw Composite Fund, LLC	113,698	116,521
	D. E. Shaw Oculus Fund, LLC	986,248	1,041,215
	Mariner-Tricadia Credit Strategies Fund, LP	1,922,586	2,029,643
	QVT Associates II Holdings Ltd.	82,584	85,690
	QVT Associates II, LP	440,716	458,215
	Saba Capital Partners, LP	1,234,055	1,276,761
			8,069,065

See accompanying notes to financial statements.	2

ASGI Corbin Multi-Strategy Fund, LLC

Schedule of Investments (continued)
As of March 31, 2011

			(in U.S. dollars)
Strategy	Investment	Cost	Fair Value
Purchased Options – 0.0%
	Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs EUR, Strike @ 1.28, EXP 4/7/11	$ 1,464	$-
	Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs EUR, Strike @ 1.20, EXP 4/7/11	27	-
	Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs EUR, Strike @ 1.25, EXP 7/7/11	1,707	136
	Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs EUR, Strike @ 1.15, EXP 7/7/11	73	18
	Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY, Strike @ 100, EXP 2/22/12	1,846	16
	Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY, Strike @ 100, EXP 2/28/13	2,429	28
	Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY, Strike @ 120, EXP 4/24/14	5,808	58
			256
Total Investments (Cost - $28,263,183*) - 101.8%			28,730,830
Other Liabilities in Excess of Other Assets - (1.8%)			(520,598)
Net Assets - 100.0%			$28,210,232

Percentages shown are stated as a percentage of net assets as of March 31, 2011.

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011 were as follows:

Aggregate cost	$28,263,183

Gross unrealized appreciation	$779,007
Gross unrealized depreciation	(311,360)
Net unrealized appreciation	$467,647

Investments by Strategy (as a percentage of total investments)
Investment Funds
Event Driven/Distressed	40.9%
Global Macro	16.9
Long/Short Equity	14.1
Relative Value	28.1
Purchased Options	0.0
100.0%

See accompanying notes to financial statements.	3

ASGI Corbin Multi-Strategy Fund, LLC

Schedule of Investments (continued)
As of March 31, 2011

Credit Default Swap Agreements Outstanding on March 31, 2011:

Credit Default Swaps on Credit Indices - Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3) (USD)	Upfront Payments (Received)/ Paid	Unrealized Appreciation/ (Depreciation) (USD)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.12-V8	Buy	(5.00)	6/20/2014	$183,300	$(11,886)	$(11,328)	$(558)
Morgan Stanley Capital Services Inc.	CMBX.NA.AM.1	Buy	(0.50)	10/12/2052	$66,000	2,555	2,693	(138)
Morgan Stanley Capital Services Inc.	iTraxx Europe Sub Financials Series 10 Version 1	Buy	(2.20)	12/20/2013	€ 147,500	(116)	5,402	(5,518)
Morgan Stanley Capital Services Inc.	iTraxx Europe Sub Financials Series 9 Version 1	Buy	(2.90)	6/20/2013	€ 92,000	(3,324)	751	(4,075)
						(12,771)	(2,482)	(10,289)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3) (USD)	Upfront Payments (Received)/ Paid	Unrealized Appreciation/ (Depreciation) (USD)
Morgan Stanley Capital Services Inc.	BorgWarner Inc.	Buy	(1.00)	3/20/2015	$57,000	$(776)	$(816)	$40
Morgan Stanley Capital Services Inc.	Caterpillar Financial Services Corporation	Buy	(2.73)	12/20/2013	$29,500	(1,837)	(1,835)	(2)
Morgan Stanley Capital Services Inc.	Credit Suisse (USA), Inc.	Buy	(0.33)	12/20/2014	$81,000	(87)	141	(228)
Morgan Stanley Capital Services Inc.	Federal Republic of Germany	Buy	(0.12)	9/20/2018	$114,000	3,349	4,324	(975)
Morgan Stanley Capital Services Inc.	Federative Republic of Brazil	Buy	(1.00)	12/20/2015	$130,000	282	523	(241)
Morgan Stanley Capital Services Inc.	Kingdom of Spain	Buy	(0.40)	3/20/2018	$42,000	4,877	7,223	(2,346)
Morgan Stanley Capital Services Inc.	Kingdom of Sweeden	Buy	(0.69)	12/20/2015	$42,000	(841)	(606)	(235)
Morgan Stanley Capital Services Inc.	Lowe's Companies, Inc.	Buy	(1.25)	12/20/2013	$126,000	(3,203)	(3,403)	200
Morgan Stanley Capital Services Inc.	Masco Corp.	Buy	(1.00)	3/20/2015	$57,000	1,820	2,235	(415)
Morgan Stanley Capital Services Inc.	MBIA, Inc.	Buy	(4.80)	12/20/2012	$19,000	896	1,359	(463)
Morgan Stanley Capital Services Inc.	National Rural Utilities Cooperative Finance Corp.	Buy	(1.00)	6/20/2014	$98,000	(392)	384	(776)
Morgan Stanley Capital Services Inc.	National Rural Utilities Cooperative Finance Corp.	Buy	(1.00)	9/20/2014	$32,500	(48)	212	(260)
Morgan Stanley Capital Services Inc.	Nordstrom, Inc.	Buy	(1.00)	6/20/2014	$100,000	(1,491)	(1,065)	(426)
Morgan Stanley Capital Services Inc.	Portuguese Republic	Buy	(0.45)	3/20/2018	$10,500	2,626	2,357	269
Morgan Stanley Capital Services Inc.	ProLogis	Buy	(1.00)	12/20/2014	$31,500	(390)	527	(917)
Morgan Stanley Capital Services Inc.	ProLogis	Buy	(1.00)	12/20/2014	$31,500	(390)	527	(917)
Morgan Stanley Capital Services Inc.	Quantas Airways Ltd	Buy	(1.00)	6/20/2015	$56,000	635	746	(111)
Morgan Stanley Capital Services Inc.	Republic of Italy	Buy	(0.48)	3/20/2018	$31,500	2,039	3,577	(1,538)
Morgan Stanley Capital Services Inc.	Simon Property Group, LP	Buy	(1.00)	12/20/2014	$63,000	(1,108)	(474)	(634)
Morgan Stanley Capital Services Inc.	Simon Property Group, LP	Buy	(1.00)	12/20/2014	$63,000	(1,108)	(474)	(634)
Morgan Stanley Capital Services Inc.	The Dow Chemical Company	Buy	(1.50)	12/20/2013	$21,000	(565)	(594)	29
Morgan Stanley Capital Services Inc.	The Dow Chemical Company	Buy	(1.00)	6/20/2014	$50,000	(688)	(667)	(21)
Morgan Stanley Capital Services Inc.	The Dow Chemical Company	Buy	(1.00)	6/20/2014	$50,000	(688)	(667)	(21)
Morgan Stanley Capital Services Inc.	The Goldman Sachs Group, Inc.	Buy	(0.47)	12/20/2017	$80,000	3,843	3,975	(132)
Morgan Stanley Capital Services Inc.	Wells Fargo & Company	Buy	(0.73)	3/20/2014	$20,500	(190)	13	(203)
Morgan Stanley Capital Services Inc.	Yum! Brands, Inc.	Buy	(2.30)	12/20/2013	$59,000	(3,074)	(3,256)	182
						3,491	14,266	(10,775)

See accompanying notes to financial statements.	4

ASGI Corbin Multi-Strategy Fund, LLC

Schedule of Investments (continued)
As of March 31, 2011

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

Written Options Open as of March 31, 2011:

Description	Strike Price	Expiration Date	Premium Received	Fair Value (USD)	Unrealized Appreciation (USD)

Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs EUR	1.20	4/7/2011	$449	$-	$449
Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs EUR	1.15	7/7/2011	598	18	580
Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY	110	2/28/2013	1,338	13	1,325
Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY	130	4/24/2014	4,162	36	4,126
			$6,547	$67	$6,480

A Summary of Derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments as of March 31, 2011 was as follows:

Derivatives not accounted for as hedge instruments	Location on Statement of Assets and Liabilities	Fair Value (USD)

Asset derivatives

Credit Contracts	Swaps, at Fair Value	$22,922
Foreign Exchange Contracts	Investments in purchased options contracts	256

		$23,178

Liability derivatives

Credit Contracts	Swaps, at Fair Value	$32,202
Foreign Exchange Contracts	Written currency options, at fair value proceeds received	67
		$32,269

See accompanying notes to financial statements.	5

ASGI Corbin Multi-Strategy Fund, LLC

Schedule of Investments (continued)
As of March 31, 2011

Changes in realized and unrealized loss due to investments in derivatives as of March 31, 2011 were as follows:

Amount of Realized Loss on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Option

Index Contracts	$(3,700)

Change in Unrealized Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Option	Swaps	Total

Foreign Exchange Contracts	$(6,618)	$-	$(6,618)
Credit Contracts	-	(21,064)	(21,064)
Total	$(6,618)	$(21,064)	$(27,682)

See accompanying notes to financial statements.	6

ASGI Corbin Multi-Strategy Fund, LLC

Statement of Assets, Liabilities and Members’ Capital
As of March 31, 2011

Assets

Investments in Investment Funds, at fair value
(cost - $28,249,829)	$28,730,574
Investments in purchased options contracts (cost - $13,354)	256
Total Investments	28,730,830
Investments in Investment Funds paid in advance	2,200,000
Cash and cash equivalents	372,805
Investments sold receivable	1,294,951
Upfront payments paid on swap agreement	36,969
Unrealized appreciation on credit default swaps	720
Due from Adviser	337,628
Other assets	57,532
Total assets	33,031,435

Liabilities

Payable for capital transferred from Audubon Partners, LP	2,089,931
Subscriptions received in advance	1,251,000
Loans payable	1,000,000
Management fee payable	137,410
Interest payable on credit default swaps	994
Directors' fee payable	715
Written options, at fair value (proceeds received - $6,547)	67
Upfront payments received on swap agreements	25,185
Unrealized depreciation on credit default swaps	21,784
Accrued expenses and other liabilities	294,117
Total liabilities	4,821,203

Net Assets

Total net assets	$28,210,232

Members' Capital

Represented by:
Paid-in capital	$27,897,121
Retained earnings	313,111
Total members' capital	$28,210,232

Net Asset Value per Unit

Net asset value per unit (278,839.627 Units outstanding)	$101.17

See accompanying notes to financial statements.	7

ASGI Corbin Multi-Strategy Fund, LLC

Statement of Operations
For the Period from January 4, 2011 (inception date) to March 31, 2011

Investment Income

Interest	$72

Fund Expenses

Organizational fees	175,000
Professional fees	126,626
Management fee	86,090
Administration services	36,957
Custody fees	15,722
Directors' fees	14,967
Offering expenses	12,500
Printing fees	12,500
Commitment fees	2,667
Other operating expenses	9,560
Total operating expenses	492,589
Interest expense	8,342
Total expenses	500,931
Less: Reimbursement from Adviser	(337,628)
Net expenses	163,303

Net investment loss	(163,231)

Net Realized and Unrealized Gain on Investments

Net realized gain on Investment Funds	23,945
Net realized gain on Investment Funds receivable	1,153
Net realized loss on options	(3,700)
Net realized loss on foreign currency translations	(115)
Net unrealized appreciation from investments in Investment Funds	480,745
Net unrealized gain on written option contracts	6,480
Net unrealized gain on foreign currency translations	1,996
Net unrealized loss on credit default swaps	(21,064)
Net unrealized loss on purchased option contracts	(13,098)
Total net realized and unrealized gain on investments	476,342

Net increase in members' capital resulting from operations	$313,111

See accompanying notes to financial statements.	8

ASGI Corbin Multi-Strategy Fund, LLC

Statements of Changes in Members’ Capital
For the Period from January 4, 2011 (inception date) to March 31, 2011

Increase (Decrease) in Members' Capital
Operations

Net investment loss	$(163,231)
Net realized gain on Investment Funds	23,945
Net realized gain on Investment Funds sold receivable	1,153
Net realized loss index options	(3,700)
Net realized loss on foreign currency transactions	(115)
Net unrealized appreciation/(depreciation) from investments in Investment Funds,
Currency Options and Credit Default Swaps	455,059
Net increase/(decrease) in members' capital resulting from operations	313,111

Capital Transactions

Issuance of Units	27,897,121

Members' Capital

Total increase in members' capital	28,210,232
Beginning of period	-
End of period	$28,210,232

See accompanying notes to financial statements.	9

ASGI Corbin Multi-Strategy Fund, LLC

Statement of Cash Flows
For the Period from January 4, 2011 (inception date) to March 31, 2011

Cash Used in Operating Activities

Net increase in members' capital resulting from operations	$313,111

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments in Investment Funds	(1,600,000)
Proceeds from the disposition of investments in Investment Funds	1,241,905
Net realized gain on investments in Investment Funds	(23,945)
Purchase of investments in credit default swaps and options	(4,897)
Proceeds from the disposition of investments in credit default swaps and options	1,526
Net realized loss on investments in options	3,700
Increase in investments in Investment Funds paid in advance	(2,200,000)
Increase in Investment Funds sold receivable	(1,003,102)
Increase in receivable from Adviser	(337,628)
Increase in other assets	(57,532)
Increase in management fee payable	86,090
Increase in expenses and other liabilities	294,117
Increase in interest payable on credit default swaps	994
Increase in directors fees payable	715
Net change in unrealized depreciation from investments in credit default swaps and options	27,682
Net change in unrealized appreciation from investments in Investment Funds	(480,745)

Net cash used in operating activities	(3,738,009)

Cash Provided by Financing Activities

Borrowing under credit facility	1,000,000
Proceeds from issuance of Units (net of change in subscriptions received in advance of $1,251,000)	3,110,814

Net cash provided by financing activities	4,110,814

Cash and Cash Equivalents

Net increase in cash and cash equivalents	372,805

Cash and cash equivalents at beginning of period	-

Cash and cash equivalents at end of period	$372,805

Supplemental Disclosure of Non-cash Operating & Financing Activities

Non-cash net assets transferred in from Audubon Partners, LP	$26,037,307

See accompanying notes to financial statements.	10

ASGI Corbin Multi-Strategy Fund, LLC

Financial Highlights

For the Period from January 4, 2011 (a) to March 31, 2011
Per unit operating performance:
(For unit outstanding throughout the period)

Net asset value per share at beginning of period	$100.00

Income from investment operations:

Net investment loss(b)	(0.60)
Net realized and unrealized gain/(loss) from
investments(b)	1.77
Total from investment operations	1.17
Members' capital per Unit at end of period	$101.17
Total return	1.17%

Ratios to average members' capital:
Gross expenses(c) (d)	7.28%
Expenses waived/reimbursed(c) (d)	(4.91%)
Net expenses, included interest expense(c) (d)	2.37%

Net expenses, excluding interest expense(c) (d)	2.25%

Net investment loss(c) (d)	(2.37%)

Members' capital, end of period (in thousands)	$28,210
Portfolio turnover	4.40%

(a)	Inception date.
(b)	Based on average units outstanding.
(c)	The expenses and net investment income/(loss) ratios do not include expenses of the Investment Funds in which the Fund invests.
(d)	Annualized for periods less than one year.

See accompanying notes to financial statements.	11

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2011

1. Organization

ASGI Corbin Multi-Strategy Fund, LLC (the “Fund”), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) since November 19, 2010 and commenced operations on January 4, 2011.  The Fund is the successor to an unregistered investment vehicle that commenced operations on April 1, 2007.  The Fund is a closed-end management investment company.  Alternative Strategies Group, Inc. (the “Adviser”), a North Carolina corporation, is the investment adviser to the Fund.  The Adviser has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as the subadviser to the Fund (the “Subadviser”).  The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund’s investment program.

Effective after the close of business on December 31, 2010, the Fund received a transfer pursuant to a multi-step reorganization transaction, in which the Fund assumed the investment portfolio, other assets and certain liabilities of the Audubon Partners, LP with Audubon Partners, LP’s investors becoming investors in ASGI Corbin Multi-Strategy Fund, LLC.  The total fair value of transfers received from Audubon Partners, LP totaled $26,952,121 and consisted of the following:

Investment	Transferred Fair Value (USD)

Investments in Investment Funds	$27,867,789
Cash and cash equivalents	914,814
Investments sold receivable	291,849
Derivative Investments	18,920
Audubon Partners, LP management fee payable	(51,320)
Payable for capital transferred from Audubon Partners, LP	(2,089,931)

Total	$26,952,121

The investment objective of the Fund is to achieve a consistent return on capital, with limited correlation with equity market returns over a full market cycle, through investments in a diversified portfolio of securities and other instruments including, but not limited to, securities of United States (“U.S.”) and non-U.S. corporations, U.S. government securities, non-U.S. government securities, partnership interests, money market instruments, derivatives on securities, commodity interests including futures contracts, options, options on futures, other derivatives including swaps, forward contracts, currencies, physical commodities and other instruments.

Generally, the Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles (“Investment Funds”).  The Fund’s investments consist primarily of Investment Funds across a range of strategies, weighted toward what the Subadviser believes to be lower volatility, relative value oriented strategies.  The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures.

The Fund’s Board of Managers (the “Fund Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business.  The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

12

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements (continued)
March 31, 2011

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)  Valuation of investments in Investments Funds – The Fund values its investments in the Investment Funds at fair value in accordance with procedures established in good faith by the Fund Board, which value ordinarily will be the value of an interest in an Investment Fund determined by the investment manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest.  The Fund could reasonably expect to receive this amount from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund’s interests in the Investment Funds.  Furthermore, changes to the liquidity provisions of the Investment Funds may significantly impact the fair value of the Fund’s interests in the Investment Funds.  Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that a Investment Fund’s reported valuation does not represent fair value.  If it is determined that the Investments Fund’s reported valuation does not represent fair value, the Adviser may chose to make adjustments to reflect the fair value.  As of March 31, 2011, no such adjustments were deemed necessary by the Adviser.  In addition, the Fund may not have an Investment Fund’s reported valuation as of a particular fiscal period end.  In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time.  The Fund Board has also established procedures for the valuation of investment securities, if any, held directly by the Fund.

 Accounting Standards Update (“ASU”) 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the “NAV”) of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV.  If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation.  In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value.  Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.  The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

(b)  Income taxes – The Fund, as a limited liability company, is classified as a partnership for federal tax purposes; consequently, no income tax provision has been made in the accompanying financial statements.

In accounting for income taxes, the Fund follows the guidance in Financial Accounting Standards Board (“FASB”) ASC 740 (formerly FASB Interpretation No. 48), as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes.  ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taker by an entity before being measured and recognized in the financial statements.  There were no uncertain tax positions as of March 31, 2011.

13

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements (continued)
March 31, 2011

(c)  Security transactions and investment income – The Fund’s transactions are accounted for on a trade-date basis.  Realized gains and losses on the Fund transactions are determined on the average cost basis.  Interest income is recognized on the accrual basis.  The Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds.  That income and those expenses are recorded in the Fund’s financial statements as unrealized appreciation/depreciation and not as income or expense on the statement of operations or in the financial highlights.

(d)  Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits.  The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits.  All interest income earned will be paid to the Fund.

(e)  Foreign currency translation - The Fund does not isolate the portion of the results of operations that is due to the change in foreign currency translation from changes in the market price of investments held or sold during the period. Assets and liabilities denominated in a foreign currency are translated into the U.S. dollar equivalent using the spot foreign currency exchange rate in effect at the time of reporting. Unrealized gains and losses from such translation are included in change in unrealized depreciation from investments, derivatives, and foreign currency translation. Purchases and sales of investments and revenues and expenses denominated in foreign currencies are translated at the daily spot rates in effect at the time of the transaction.

(f)  Options purchased - When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased.  Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses.  If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss.  If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund.  Options purchased on an exchange are standardized while options purchased over the counter have counterparty risk associated with them.

(g) Options written – When an option is written, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from written options which expire unexercised are treated by the Fund on the expiration date as realized gains.  If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss.  If a written put option is exercised, the premium reduces the cost basis of the security or foreign currency purchased by the Fund.

(h) Credit default swaps – The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).  The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection).  The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes.  Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring).

14

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements (continued)
March 31, 2011

Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs.  As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.  As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.  The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty.  Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

(i)  Distributions – The Fund presently does not intend to make periodic distributions of its net income or gains, if any, to investors (the “Members”).  The amount and times of distributions, if any, will be determined in the sole and absolute discretion of the Fund Board.

(j) Use of estimates – The preparation of the Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Financial Statement.  Actual results could differ from those estimates.

(k) Fund expenses – The Fund bears all expenses incurred in its business and operations.  Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses.  Operating costs also include: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund under, and in compliance with, any applicable federal and state laws.

(l) Expense limitation agreement – Through January 31, 2012, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for its expenses to the extent necessary to limit the total annualized expenses of the Fund (excluding the Fund’s borrowing and other investment-related costs and fees (including any underlying manager fees and expenses and the Fund’s Performance Allocation (if any)), taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) including, for the avoidance of doubt, the Fund’s start-up, offering and organizational expenses, to 1.00% annually of the Fund’s average net assets (2.25% annually, including the Adviser’s management fee) (the “Expense Limitation Agreement”).  In addition, the Adviser shall be permitted to recover fees and expenses it has waived or borne subsequent to the effective date of the Expense Limitation Agreement; provided, however, that the Fund is not obligated to pay any such deferred fees or expenses more than three years after the end of the fiscal year in which the fee or expense was deferred.  As of March 31, 2011, the amount subject to recoupment by January 31, 2015 was $337,628, but only if after such recoupment the Fund’s expense ratio does not exceed the percentage described above.  As of March 31, 2011, the amount of expenses reimbursable by the Adviser was $337,628.

15

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements (continued)
March 31, 2011

(m)  Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the “Administrator”) serves as the Administrator to the Fund.  Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated upon the Fund’s beginning of the month’s net assets and paid monthly:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and
0.050% of beginning of month net assets in excess of $400 million.

The Fund also pays the Administrator certain fixed fees for financial statement preparation and other services.

The Bank of New York Mellon (the “Custodian”) serves as the Custodian to the Fund.  Under an agreement made between the Custodian and the Fund, the following annual fee will be calculated upon the Fund’s assets under custody and paid monthly:

0.020% on assets under custody.

The Fund also pays the Custodian certain fixed fees for transactions and other services.

3.  Investment Advisory Agreement

The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended the (“Advisers Act”).  The Adviser also serves as investment adviser to other investment funds, some of which utilize a multi-manager, multi-strategy investment approach.  Although the Adviser is registered with the CFTC as a “commodity trading adviser,” it will operate the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8).  The Fund is not required to register as a “commodity pool operator” pursuant to CFTC Rule 4.5.

Subject to policies adopted by the Fund Board and applicable law, the Adviser is responsible for appointing the Subadviser to manage the Fund’s investments, monitoring the Subadviser’s management of the Fund, and implementing the Fund’s compliance program.  Subject to the limitations set forth in the subadvisory agreement, the Adviser has the ability to restrict initial/additional investment in an Investment Fund and/or remove an Investment Fund from the portfolio, although it does not intend to use this ability to manage the portfolio or restrict the Subadviser's discretion.

The Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Units of the Fund determined as of the last day of that month (before any repurchases of Units).  The Management Fee payable to the Adviser, a related party to the Fund, as of March 31, 2011 was $137,410.  The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.

4.  Investment Fund Transactions

Purchases of Investment Funds for the period ended March 31, 2011 were $29,467,789 and proceeds from redemptions of Investment Funds for the period ended March 31, 2011 were $1,241,905.

16

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements (continued)
March 31, 2011

5.  Derivative Transactions

The Fund enters into derivative contracts for risk management purposes such as to manage or hedge the Fund’s currency exchange risk, interest rate risk, credit risk and other risks.  The types of derivative contracts used by the Fund include credit default swaps and options.

Although the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments under US GAAP and, therefore, the Fund has designated these derivative instruments as trading instruments.  As such, the Fund accounts for derivatives at fair value and records any changes in fair value in current period earnings.

The monthly average notional of options was EUR 24,000 and JPY 59,152,500 for the period ended March 31, 2011.  The monthly average notional of credit default swaps was USD 1,744,800 and EUR 239,500 for the period ended March 31, 2011.

Transactions in options contracts for the period ended March 31, 2011 were as follows:

Currency options purchased	EUR	JPY
	Notional	Notional	Cost
Balance at January 4, 2011	-	-	-

Options purchased	192,000	98,100,000	$13,354
Balance at March 31, 2011	192,000	98,100,000	$13,354

Currency options written	EUR	JPY	Premiums
	Notional	Notional	Received
Balance at January 4, 2011	-	-	-

Options written	96,000	77,895,000	$6,547
Balance at March 31, 2011	96,000	77,895,000	$6,547

Index options purchased	Number of
	Contracts	Cost
Balance at January 4, 2011	-	-

Options purchased	16	$3,700
Options terminated in closing sell transactions	-	-
Options exercised	-	-
Options expired	(16)	(3,700)

Balance at March 31, 2011	-	$-

17

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements (continued)
March 31, 2011

6.  Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements in the Investment Funds’ portfolio investments, comparing performance to industry benchmarks, and in depth conference calls and site visits with the Investment Fund’s Portfolio Manager.

Complete information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund’s proportionate share exceeds 5% of the Fund’s net assets at March 31, 2011.

The following table summarizes the Fund’s investments in the Investment Funds as of March 31, 2011, none of which were related parties.  The Fund indirectly bears fees and expenses as an investor in the Investment Funds.  Each investment of each Investment Fund will pay the investment manager of the Investment Fund a management fee.  The fee rate will vary and is expected to range from 1% to 2.5% per annum of the net asset value of that Investment Fund. Additionally, the investment manager of the Investment Fund will generally receive an incentive allocation from each investment equal to 10% to 25% of any net new appreciation of that series as of the end of each performance period for which an incentive allocation is determined.

18

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements (continued)
March 31, 2011

			Net Change in
	% of Investment		Unrealized	Realized		Primary
	Fund's Total		Appreciation	Gain	Redemptions	Geographic
Investments Fund	Fair Value	Fair Value	(Depreciation)	(Loss)	Permitted	Location
Anchorage Capital Partners, LP	5.8	$1,674,425	$44,099	$-	Annually	United States
Anchorage Short Credit Fund, LP	1.6	473,493	(19,542)	-	Monthly	United States
Archer Capital Fund, LP	0.3	76,836	(447)	-	Quarterly	United States
Archer SPE I, LLC	0.3	89,502	(165)	(38)	In Liquidation	United States
Axial Capital Institutional, LP	3.9	1,130,226	(70,918)	-	Semi-Annually	United States
BlueCrest Capital, LP	6.5	1,876,923	31,537	-	Quarterly	United States
Brevan Howard Asia Fund, LP	5.2	1,506,462	29,386	-	Monthly	United States
Brevan Howard, LP	4.3	1,233,021	21,888	-	Monthly	United States
Brigade Leveraged Capital Structures Fund, LP	4.7	1,340,098	46,470	-	Quarterly	United States
Clairvoyance Asia Fund II, Ltd	0.0	-	-	(5,376)	Quarterly	Cayman Islands
COMAC Global Macro Fund, LP	4.7	1,361,524	(57,609)	-	Monthly	United States
CQS ABS Feeder Fund Ltd.	4.1	1,184,097	35,422	-	Quarterly	Cayman Islands
Davidson Kempner Partners	4.4	1,253,862	43,512	-	Semi-Annually	United States
D. E. Shaw Composite Fund, LLC	0.4	116,521	2,823	5	Quarterly	United States
D. E. Shaw Oculus Fund, LLC	3.6	1,041,215	54,967	-	Quarterly	United States
Drawbridge Special Opportunities Fund, LP	6.0	1,723,446	74,937	-	Annually	United States
Expo Health Sciences Fund, LP	2.8	813,943	13,943	-	Quarterly	United States
Garrison Special Opportunities Fund, LP	5.2	1,493,871	14,383	-	Annually	United States
Halcyon Structured Opportunities Fund, LP	0.5	129,312	20,975	-	In Liquidation	United States
Jet Capital Concentrated Fund, LP	5.8	1,679,768	132,385	-	Monthly	United States
Marble Arch QP Partners, LP	2.8	791,734	(8,266)	-	Semi-Annually	United States
Mariner-Tricadia Credit Strategies Fund, LP	7.1	2,029,643	107,057	-	Quarterly	United States
Perella Weinberg Partners Asset Based Value Fund, LP	6.3	1,821,125	28,686	-	Quarterly	United States
Polygon Global Opp Fund, LP	0.0	-	-	27,760	In Liquidation	United States
QVT Associates II Holdings Ltd.	0.3	85,690	3,106	-	Quarterly	Cayman Islands
QVT Associates II, LP	1.6	458,215	17,499	1,594	Quarterly	United States
Saba Capital Partners, LP	4.4	1,276,761	42,706	-	Quarterly	United States
Soundpost Capital, LP	3.7	1,039,000	(118,520)	-	Quarterly	United States
TPG-Axon Partners, LP	0.9	270,014	13,228	-	Quarterly	United States
Tyticus Overseas Partners II Ltd.	0.4	91,504	(9)	-	In Liquidation	Cayman Islands
WCG Partners, LP	2.4	668,343	(22,788)	-	Quarterly	United States
Total Investments in Investment Funds	100.0%	$28,730,574	$480,745	$23,945

(1) Per annum, calculated on quarter-end Net Assets.
(2) Per annum, calculated on month-end Net Assets.
(3) Per annum, calculated on net profits which includes unrealized gains.

The following is a summary of the investment strategies of the investments in the Investment Funds held in the Fund as of March 31, 2011.

Long/Short Equities strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued.  Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities investment managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short).  Investment managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions.  Investment managers in this strategy usually employ a low to moderate degree of leverage.

19

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements (continued)
March 31, 2011

Multi-Strategy Opportunistic strategies generally involve investment managers exercising discretion in allocating capital among several types of arbitrage, event-driven and directional strategies (e.g., long/short equities, relative value, long/short credit, activist, volatility trading and capital structure arbitrage).  Capital is opportunistically allocated as such investment managers perceive each strategy’s opportunity set changing with market conditions.

Event Driven strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company’s financial structure or operating strategy.  Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize.  In addition, accurately forecasting the timing of an event is an important element impacting the realized return.  The use of leverage varies considerably.

Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities.  Investment managers utilizing macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture.  Most investment managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments.  Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Long/Short Credit strategies generally involve investment managers taking both long and short positions in credit related instruments, such as corporate bonds, bank loans, trade claims, emerging market debt and credit derivatives (e.g., credit default swaps).  Investment managers utilizing this strategy usually invest in companies in financial difficulty, reorganization or bankruptcy and their portfolios often are concentrated in debt instruments.  The use of leverage varies considerably.  Investment managers differ in their preference for actively participating in the workout and restructuring process and the extent to which they use leverage.  Although Long/Short Credit strategies typically involve positions in debt instruments and credit derivatives, the investment managers implementing this strategy generally perform extensive research on companies and may use this information to invest both long and short in the equity securities of such companies.

Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed-income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage. Generally, investment managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. In addition, investment managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund.  Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Investment Funds.  The Fund had no unfunded capital commitments as of March 31, 2011.

7.  Fair Value Measurements

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

20

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements (continued)
March 31, 2011

●
Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

●
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

The Adviser considers subscriptions and redemption rights, including any restrictions on the disposition of the interest, in its determination of fair value. Investments in the Investment Funds are included in Level 2 of the fair value hierarchy if the Fund has the ability to redeem its investment within 90 days of fiscal year end by providing redemption notice within 90 days of fiscal year end. All other investments in Investment Funds are classified as Level 3.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers between the levels indicated above for the period ended March 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  A summary of the inputs used to value the Fund's members' capital as of March 31, 2011 is as follows:

Description	Total Fair Value at March 31, 2011	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments
Assets
Written Options	$-	$-	$-	$-
Credit Default Swaps	22,922		22,922	-
Liabilities
Written Options	(67)	-	(67)	-
Credit Default Swaps	(32,202)		(32,202)	-
Investment Funds
Event Driven/Distressed	11,755,738	-	7,529,964	4,225,774
Global Macro	4,860,854	-	4,769,350	91,504
Long/Short Equity	4,044,917	-	2,325,269	1,719,648
Relative Value	8,069,065	-	7,408,639	660,426
Purchased Options	256	-	256	-
Total Investments	$28,721,483	$-	$22,024,131	$6,697,352

21

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements (continued)
March 31, 2011

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Investments in
Level 3 Securities

Balance, as of January 4, 2011	$-
Realized gain (loss)	29,321
Change in unrealized appreciation (depreciation)	152,513
Purchases	6,802,001
Sales	(286,483)
Net transfers in/out of Level 3	-
Balance, as of March 31, 2011	$6,697,352

There were no transfers between Level 1 and Level 2 investments for the period ended March 31, 2011.  The net change in unrealized appreciation/depreciation on Level 3 investments in Investment Funds still held as of March 31, 2011 was $152,513.

8.  Capital Share Transactions

The Fund intends to accept initial and additional subscriptions for Units on Subscription Dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Unit of the Fund as of the end of the last calendar day of the prior month. The Fund Board may discontinue accepting subscriptions at any time.

To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase Units pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion.

As of December 31, 2010 certain investors in the Audubon Partners, LP fund elected to tender their position in the Audubon Partners, LP fund instead of becoming investors in the Fund.  As of March 31, 2011 the Fund has a payable for Units tendered from Audubon Partners, LP  outstanding of $2,089,931 that the Fund expects to settle in the third quarter of 2011.

For the period ended March 31, 2011, transactions in the Fund's Units were as follows:

Subscriptions		Tenders
(in Units)	Subscriptions	(in Units)	Tenders

278,839.627	$27,897,121	-	$-

9.  Related Parties

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions.  There were no transactions with related parties other than those in the normal course of business.

22

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements (continued)
March 31, 2011

The Adviser and the Fund Board are deemed to be related to the Fund.  Fees incurred with related parties during the year are disclosed in the Statement of Operations.  Amounts payable to the Adviser at March 31, 2011 are disclosed in Note 3.  As of March 31, 2011, the amounts payable to the Fund Board is $715.  As of March 31, 2011, 58.54% of the Fund was held by affiliates of the Subadviser.

10.  Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred.  However, based on the Adviser and Subadviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

11.  Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.

12.  Line of Credit Arrangements

The Fund maintains a committed, secured line of credit with Société Générale.  The facility had the following terms: (a) interest rate of applicable LIBOR rate plus 1.75% per annum, (b) a commitment fee of 0.80% per annum of the unborrowed commitment amount, and (c) a committed amount of $4,000,000.  As of March 31, 2011, the Fund had $1,000,000 outstanding on the credit line at an interest rate of 2.06% and the committed amount was $3,000,000.  For the period ended March 31, 2011, $1,000,000 was borrowed, and the interest expense was $57.  Commitment fees of $2,667 were expensed and are included in the accompanying statement of operations.  Commitment fees payable as of March 31, 2011 were $2,667.

The Fund is required to meet certain financial covenants, such as limiting the amount of debt, as defined in the line of credit facility, to be the lesser of (a) 30% of the Fund’s members’ capital and (b) 100% of the Fund’s members’ capital minus the capital-at-risk as defined in the line of credit facility.

13.  Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through financial statement issuance.  Subsequent to period end the Fund received additional capital contributions of $3,016,000.

23

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited)

Approval of Investment Advisory Agreement and Investment Subadvisory Agreement

At the organizational meeting of the Fund’s Board of Managers (“Fund Board”), which was held in person on December 10, 2010, the Fund Board members discussed the materials provided to them to assist in their consideration of the proposed Investment Advisory Agreement (“Advisory Agreement”) and Investment Subadvisory Agreement (the “Subadvisory Agreement” and together with the Advisory Agreement, the “Agreements”).  When assessing the approval of the Agreements, the Fund Board considered, among other information, the following:

•	The proposed fees and anticipated expenses of the Fund and similarly situated funds;
•	Information on a relevant peer group of similarly situated funds;
•	The economic outlook and the general investment outlook in the relevant financial markets;
•	The Adviser’s and Subadviser’s financial condition, resources and experience, as well as that of certain of their affiliates;
•	Arrangements regarding the distribution of the Fund’s Units;
•	The procedures used to determine the fair value of the Fund’s assets;
•	The Adviser’s anticipated management of the relationship with the Fund’s subadviser, administrator, custodian, independent registered public accounting firm and other service providers;
•	The resources devoted to the Adviser’s and the Subadviser’s compliance efforts undertaken on behalf of the registered private funds, or other assets, they manage;
•	The quality, nature, cost and character of the administrative and other non-investment management services provided by the Adviser and its affiliates;
•	Investment management staffing; and
•	Anticipated operating expenses to be paid to third parties.

The Fund Board reviewed the nature, quality and scope of the services to be provided to the Fund pursuant to the Agreements. The Fund Board also considered the proposed fees to be charged under the Agreements, and reviewed comparative fee and performance data provided by the Adviser. The Fund Board did not consider any single factor as controlling in determining whether to approve the Advisory Agreement or the Subadvisory Agreement, nor are the items described herein all encompassing of the matters considered by the Fund Board.

Nature, Extent and Quality of Services

The Fund Board reviewed and considered the nature and extent of the investment advisory and subadvisory services to be provided by the Adviser and the Subadviser to the Fund under the Agreements, including the selection of securities, allocation of the Fund’s assets among, and monitoring performance of, underlying funds, evaluation of risk exposure of underlying funds and reputation, and experience of underlying funds’ managers, management of short-term cash and operations of underlying funds, and day-to-day portfolio management and general due diligence examination of underlying funds before and after committing assets of the Fund for investment. The Fund Board also reviewed and considered the nature and extent of the non-advisory and administrative services to be provided by the Adviser, including, among other things, providing to the Fund office facilities, equipment, and personnel. The Fund Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser and Subadviser who would provide the investment advisory and administrative services to the Fund. The Fund Board determined that the Adviser’s and Subadviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Fund Board also took into account the Adviser’s and the Subadviser’s compliance policies and procedures, including the procedures used to determine the fair value of the Fund’s assets. The Fund Board concluded that the overall quality of the proposed advisory and administrative services was satisfactory.

24

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited) (continued)
March 31, 2011

The Fund Board reviewed the performance of other similarly situated funds based on information provided by the Adviser.  The Fund Board reviewed the proposed advisory and subadvisory fee rates and anticipated total expense ratio of the Fund. The Fund Board compared the proposed advisory fee, subadvisory fee and total expense ratio for the Fund with various comparative data, including a report prepared by the Adviser comparing the proposed fees payable by the fund to those payable by other comparable funds. The Fund Board noted that the proposed fees payable to the Adviser and the Subadviser were comparable to the fees payable to the advisers and subadvisers of other similarly situated funds. The Fund Board concluded that the advisory fee, subadvisory fee and total expense ratio of the Fund were reasonable and satisfactory in light of the anticipated services to be provided.

Economies of Scale

The Fund Board considered the Fund’s advisory fee of 1.25% and concluded that the fee was reasonable and satisfactory in light of the services to be provided and the anticipated size of the Fund. The Fund Board also determined that, given the anticipated relative size of the Fund, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time.

Anticipated Profitability of Advisers and Affiliates

The Fund Board considered and reviewed information concerning the anticipated costs to be incurred and profits to be realized by the Adviser and its affiliates, and the Subadviser based on their relationship with the Fund.  Based on the review of the information they received, the Fund Board concluded that the anticipated profits to be earned, if any, by the Adviser and its affiliates, and the Subadviser, were reasonable.

General Conclusion

Based on its consideration of all factors that it deemed material, the Fund Board concluded it would be in the best interest of the Fund and its anticipated Unit holders to approve the Agreements as proposed.

25

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited) (continued)
March 31, 2011

The Board of Managers of the Fund

The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The managers of the Fund Board (“Managers”) are not required to hold Interests in the Fund. A majority of the Managers are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Managers”). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Manager who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

Managers

Name and Age(1)	Position(s) with the Funds	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Manager	Other Directorships Held by Manager During the Last 5 Years
Adam Taback* Age: 39	Manager, President	Since 2010	President, Alternative Strategies Group, Inc., since 2001; President, Alternative Strategies Brokerage Services, Inc., since 2010; President, Wells Fargo Alternative Asset Management, LLC, since March 15, 2011.	3	Trustee, ASGI Agility Income Fund, since 2010; Manager, ASGI Aurora Opportunities Fund, LLC, since 2010; Manager, Wells Fargo Alternative Asset Management, LLC funds, since March 15, 2011.
James Dean Age: 54	Manager	Since 2010	Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, since 1998.	3	Trustee, ASGI Agility Income Fund, since 2010; Manager, ASGI Aurora Opportunities Fund, LLC, since 2010.
James Dunn Age: 37	Manager	Since 2010	Vice President, Chief Investment Officer, Wake Forest University, since 2009; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	3	Trustee, ASGI Agility Income Fund, since 2010; Manager ASGI Aurora Opportunities Fund, LLC, since 2010.
Stephen Golding Age: 62	Manager	Since 2010	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010.	3	Trustee, Washington College, since 2003; Trustee, ASGI Agility Income Fund, since 2010; Manager, ASGI Aurora Opportunities Fund, LLC, since 2010.

26

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited) (continued)
March 31, 2011

Name and Age(1)	Position(s) with the Funds	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Manager	Other Directorships Held by Manager During the Last 5 Years
James Hille Age: 49	Manager	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Texas Teachers, 1995-2006.	3
Trustee, Employees Retirement System of Fort Worth, since 2007; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Trinity Valley School, since 2009; Trustee, ASGI Agility Income Fund, since 2010; Manager, ASGI Aurora Opportunities Fund, LLC, since 2010.

Jonathan Hook Age: 53	Manager	Since 2010	Vice President, Chief Investment Officer, The Ohio State University, since 2008; Chief Investment Officer, Baylor University, 2001-2008.	3	Trustee, ASGI Agility Income Fund, since 2010; Manager, ASGI Aurora Opportunities Fund, LLC, since 2010.

        *     Indicates an Interested Manager.

(1)	As of March 31, 2011.

(2)
Each Manager serves until death, retirement, resignation or removal from the Fund Board.  Any Manager may be removed, with or without cause, at any meeting of the Members by a vote of Members owning at least two-thirds of the outstanding Interests.

(3)	The “Fund Complex” is currently comprised of three closed-end registered investment companies.

Principal Officers who are not Managers:

Name and Age(1)	Position(s) with the Funds	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman Age: 30	Treasurer	Since 2010	Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc., 2003-2006.
Britta Patterson Age: 36	Secretary	Since 2010	Director, Chief Administrative Officer, Alternative Strategies Group, Inc., since 2005.
Lloyd Lipsett Age: 45	Assistant Secretary	Since 2010
Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Vice President and Secretary, Alternative Strategies Group, Inc., since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.

27

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited) (continued)
March 31, 2011

Name and Age(1)	Position(s) with the Funds	Length of Time Served(2)	Principal Occupation During Past Five Years
Ankit Patel Age: 30	Assistant Treasurer	Since 2010	Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2008; Account Manager, State Street Corporation, 2006-2007; Senior Fund Accountant, State Street Corporation, 2005-2006.
Sheelpa Patel Brown Age: 37	Chief Compliance Officer	Since 2010	Chief Compliance Officer, Alternative Strategies Group, Inc., since 2005; Chief Compliance Officer, Alternative Strategies Brokerage Services, Inc. since 2010.
Yukari Nakano Age: 58	Chief Operating Officer	Since 2010	Senior Vice President (since 2003) and Chief Operating Officer, Alternative Strategies Group, Inc., since 2010.

(1)	As of March 31, 2011.

(2)	Each officer serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Form N-Q Filings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting Policies

Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (886) 440-7460 and on the SEC’s web site at www.sec.gov.

28

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Managers has determined that Stephen T. Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $120,000.

Audit-Related Fees
(b)
The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0.

Tax Fees
(c)	The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0.

All Other Fees
(d)	The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit and Non-Audit Services Pre-Approval Policy with respect to the registrant is set forth below.

Adopted December 10, 2010

Audit Committee of
ASGI Corbin Multi-Strategy Fund
[Additional Funds]
(the “Funds”)

Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)

I.           Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Managers of the Funds (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Funds (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Alternative Strategies Group, Inc. (“ASGI”) (or any entity in a control relationship with ASGI that provides ongoing services to the Funds) where such non-audit services relate directly to the operations and financial reporting of the Funds as further assurance that such services do not impair the Auditor’s independence.

The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to each Fund by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the subject Fund) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.

Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.

II.           Audit Services

Each Fund’s annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on each Fund’s financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.

III.           Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of each Fund’s financial statements or that are traditionally performed by an independent auditor.

The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.

IV.           Tax Services

The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Funds in tax court or other situations involving public advocacy are not permitted.

The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.

V.           All Other Services

The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.

VI.          Prohibited Services

The Auditor is prohibited from providing the following non-audit services to the Funds at any time:

(1)	Bookkeeping or other services related to the Funds’ accounting records or financial statements;
(2)	Financial information systems design and implementation;
(3)	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4)	Actuarial services;
(5)	Internal audit outsourcing services;
(6)	Management functions or human resources;
(7)	Broker or dealer, investment adviser, or investment banking services;
(8)	Legal services and expert services unrelated to the audit; and
(9)	Any other service that the PCAOB determines, by regulation, is impermissible.

VII.         Procedures

At least annually, the Funds’ Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.

EXHIBIT A

ASGI Corbin Multi-Strategy Fund
[Additional Funds]
(the “Funds”)

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Effective December 10, 2010

Service	Summary of Services
Audit Services
Audit	Recurring audit of financial statements of each Fund in accordance with U.S. generally accepted auditing standards including, but not limited to:

▪ Annual letter regarding each Fund’s internal control to be included in the annual report to the SEC on Form N-SAR

▪
Review of any post-effective amendment to each Fund’s
registration statement on SEC Form N-2, and consent to the
incorporation by reference, if any, of the Auditor’s report on each Fund’s financial statements in such SEC filing

▪ Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards

Other audit and special reports including, but not limited to:

All services relating to any subsequent filings of registration statements (including amendments thereto) for each Fund with the SEC, including issuance of auditor consents
Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting	Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring

Service	Summary of Services
Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for

▪ Separate audit reports in connection with Rule 17f-2 security counts

▪ Various governmental agencies tax authorities and Fund mergers

Tax Services	Recurring tax services including, but not limited to:

Tax services	▪ Review and sign each Fund’s federal income tax return (Form 1065, U.S. Income Tax Return for Partnerships) and applicable state and local returns

Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

	(b)	Not applicable

	(c)	Not applicable

	(d)	Not applicable

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting authority has been delegated to the registrant’s subadviser, Corbin Capital Partners, L.P.  The Proxy Voting Policies are set forth below.

 APPENDIX I

CORBIN CAPITAL PARTNERS, L.P.

PROXY VOTING POLICY AND PROCEDURES

I.           Statement of Policy

Proxy voting is an important right of investors and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Corbin Capital Partners, L.P. (the “Adviser”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures. The Adviser provides investment advice to “funds-of-funds” that principally invest in private investment funds and, as such, the client portfolios over which it has investment discretion generally do not hold exchange-traded securities, but rather hold interests in private investment funds that periodically solicit votes or consents. The fund-of-funds may, however, from time to time, hold exchange-traded securities, either directly or through a managed account, and any related proxies shall be voted in accordance with the policies and procedures outlined below. Any communication from a private investment fund soliciting a consent or vote, however, will be considered a proxy for purposes of these procedures.

II.           Proxy Voting Procedures

All proxies received by the Adviser will be sent to the Compliance Officer’s designee. The Compliance Officer’s designee will:

●	Keep a record of each proxy received;

●	Determine which clients managed by the Adviser invest in the private fund or other security to which the proxy relates;

●	Forward the proxy to the applicable portfolio manager and/or analyst of the client (hereafter referred to as “Portfolio Manager”) managed by the Adviser to which the proxy relates;

●
Provide the Portfolio Manager with a copy of the proxy and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned prior to the vote taking place; and

●
Absent material conflicts (see Section IV below), the Portfolio Manager will, in consultation with various other personnel of the Adviser, determine how the Adviser should vote the proxy following the procedures outlined below. The Portfolio Manager or another Adviser employee will notify the Compliance Officer’s designee how the Adviser will vote a proxy. The Compliance Officer’s designee, together with the designated employees of the Adviser, are responsible for (i) instructing the custodian to the private investment fund how to vote the proxy or (ii) ensuring that the proxy is mailed and completed in a timely and appropriate manner. Proxies relating to private investment funds are generally completed by the custodian of the private fund to which the proxy relates.

III.          Voting Guidelines

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of its clients. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

●
Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

●
Generally, for other proposals, the Adviser will vote in accordance with the recommendation of management unless such vote would serve to increase fees or decrease liquidity to investors or otherwise have an adverse effect on investors, and, in such event, the Adviser would oppose management’s recommendation only if it were in the best interests of the client.

IV.           Conflicts of Interest

The Compliance Officer (or his designee) will seek to identify any conflicts that exist between the interests of the Adviser and its clients.

If a material conflict exists, the Compliance Officer (or his designee) will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If the Adviser determines that it is not in the best interests of the client, or in the case of an ERISA client, determines that the conflict affects the Adviser’s best judgment as an ERISA fiduciary, the Adviser will determine whether it is appropriate to disclose the conflict to the affected clients and will engage a third party to vote the proxies involved.

V.            Disclosure

1.
The Adviser will disclose in its Form ADV Part 2 that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the private investment fund or other security to which the proxy relates, (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

2.
A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part 2, and will be updated to the extent any revision to these policies and procedures requires revising such summary. The Compliance Officer or his designee will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing, as an included component of the Form ADV Part 2 distribution or along with a periodic account statement or other correspondence sent to clients.

VI.           Recordkeeping

The Compliance Officer or his designee will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

●	Copies of this proxy voting policy and procedures, and any amendments thereto.

●	A copy of each proxy statement or similar solicitation that the Adviser receives.

●	A record of each vote that the Adviser casts.

●	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

●
A copy of each written client request for information on how the Adviser voted, and a   copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Alternative Strategies Group, Inc. (the “Adviser”) has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as subadviser to the registrant (the “Subadviser”).

Biographies of certain of the Subadviser investment professionals having portfolio management responsibility to the
Fund (the “Subadviser Portfolio Managers”) are below:

Craig Bergstrom. Mr. Bergstrom is the Co-Chief Investment Officer of the Subadviser and is responsible for fundamental research and portfolio management, with a focus on relative value strategies. Prior to joining the Subadviser, Mr. Bergstrom was Risk Manager at Grantham Mayo Van Otterlo & Co. LLC (“GMO”), an investment management firm with $20+ billion in assets under management during his tenure, where he had responsibilities for market risk management, hedge fund product development and derivatives strategy. Prior to joining GMO, he was a Vice President in the Equity Derivatives group at Salomon Smith Barney, and previously worked in the Equity Structured Products group at Morgan Stanley. Mr. Bergstrom graduated from Dartmouth College with a B.A. in Government and was awarded the CFA charter in 1997.

David Ben-Ur. Mr. Ben-Ur is the Co-Chief Investment Officer of the Subadviser and is responsible for fundamental research and portfolio management, with a focus on equity strategies. Prior to joining the Subadviser, Mr. Ben-Ur worked at Goldman Sachs & Co. where he was Vice President, Senior Investment Strategist and the senior leader responsible for U.S. equity investments for the company’s manager-of-managers business. Prior to joining Goldman Sachs & Co., Mr. Ben-Ur worked at Fidelity Management & Research Co. as a Senior Fund Analyst and Assistant Investment Strategist for Fidelity’s fund-of-funds unit. Mr. Ben-Ur graduated magna cum laude from Tufts University with a B.A. in Spanish Literature and  Comparative Religion. Mr. Ben-Ur received his Masters in Public Policy from the John F. Kennedy School of Government at Harvard University and was awarded the CFA charter in 1998.

Robert Zellner. Mr. Zellner is a Portfolio Manager at the Subadviser and is responsible for fundamental research and portfolio management, with a focus on global macro strategies. Prior to joining the Subadviser in April 2005, Mr. Zellner worked with Optima Fund Management in New York as a Vice President of Research focusing on manager research and due diligence for Optima’s fund-of-funds products. Previously, Mr. Zellner spent six years at BlackRock Financial Management (“BlackRock”), most recently as a Vice President in the Fixed Income Portfolio Analytics Group, where he advised on many of BlackRock’s top mortgage banking relationships. Mr. Zellner graduated from Princeton University, where he received an A.B. in Economics with a Certificate in Political Economy.

Subject to policies adopted by the Board and applicable law, the Subadviser is responsible for the day-to-day management of the Fund. The Adviser’s and Subadviser’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor the Fund’s investment program.  Generally, the Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles (“Investment Funds”).

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member
As of March 31, 2011

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Craig Bergstrom	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles**:	9	$2,627,858,662	8	$2,627,858,662
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David Ben-Ur	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles **:	9	$2,627,858,662	8	$2,627,858,662
	Other Accounts:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Robert Zellner	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles **:	1	$54,823,116	1	$54,823,116
	Other Accounts:	0	$0	0	$0
* Not including the Fund

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise because the Subadviser has day-to-day portfolio management responsibilities with respect to more than one fund. The Subadviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund. Fees earned by the Subadviser may vary among these accounts, and the Subadviser Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because the Subadviser Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Subadviser Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Subadviser Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Subadviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Subadviser Portfolio Managers are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Subadviser will allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time and will not intentionally favor certain accounts over others, whether advised by it or an affiliate. The Subadviser also will not intentionally favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors. The Subadviser will supervise the allocation of transaction costs and investment opportunities among accounts. The Chief Compliance Officer of the Subadviser will review its respective activity to ensure that the Subadviser is not unfairly favoring any accounts. Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives. The Subadviser will make every reasonable effort to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters, current positions of the accounts and other factors deemed relevant by the Subadviser in its sole discretion.  See ASGI Corbin Multi-Strategy Fund, LLC Private Placement Memorandum for additional information on potential conflicts of interest.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

As of March 31, 2011

Compensation for the Subadviser Portfolio Managers may include a combination of a fixed salary, discretionary bonus and/or a formula-based amount tied in part to profits generated by the Subadviser during the applicable period. In addition, the Subadviser may consider a variety of other factors including, but not limited to, the Subadviser Portfolio Managers’ execution of managerial responsibilities. Compensation is generally determined by senior management and the general partner of the Subadviser. The Subadviser Portfolio Managers may also participate in a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

(a)(4)           Disclosure of Securities Ownership

As of March 31, 2011

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Craig Bergstrom	over $1,000,000

David Ben-Ur	$100,001 to $500,000

Robert Zellner	None

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ASGI Corbin Multi-Strategy Fund, LLC

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	June 6, 2011

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	June 6, 2011

* Print the name and title of each signing officer under his or her signature.